UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 14, 2008
(Date of earliest event reported)	November 12, 2008

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01	Regulation FD Disclosure

On November 12, 2008, we announced that we will present at the Houston Energy Financial Forum on Tuesday, November 18, 2008, in Houston at 11:20 a.m. Central Standard Time.

Jim Kneale, president and chief operating officer of ONEOK, Inc. and ONEOK Partners GP, L.L.C., our general partner, will present.

The conference will be webcast and will be accessible on the partnership's website, www.oneokpartners.com. A replay of the webcast will be archived for 30 days after the conference.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L. P. dated November 12, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	November 14, 2008	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer

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